UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 9, 2006
Z-Axis Corporation
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	000-11284 (Commission File Number)	84-0910490 (I.R.S. Employer Identification No.)
5445 DTC Parkway, Suite 450
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(303) 713-0200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
During 2006 and 2005, the Compensation Committee of the Board of Directors of Z-Axis Corporation (the “Company”) approved the following executive compensation actions relative to the Company’s Named Executive Officers (as defined in Regulation S-B item 402(a)(2)), including bonus payments for fiscal years ending March 31, 2006 “fiscal 2006” and March 31, 2005 “fiscal Year 2005”. The table also reflects base salary increases approved for the Named Executive Officers for fiscal 2006. No salary increases have been approved for the Named Executive Officers for fiscal 2007.

			Total Annual	Total Annual
			Base Salary	Base Salary
	Fiscal Year	Fiscal Year	Increase for	Increase for
Named Executive Officer	2006 Bonus	2005 Bonus	Fiscal 2007	Fiscal 2006
Alan Treibitz Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer	$904	$25,446	$-0-	$4,313
Stephanie S. Kelso, President	$758	$21,342	$-0-	$5,987
Steven H. Cohen, Chairman of the Board (1)	$-0-	$-0-	$-0-	$-0-

(1)	Dr. Cohen has been paid $2,000 per month for consulting work he has performed for the Company during each of fiscal 2006 and 2005. The Company expects that this practice will continue in fiscal 2007. Dr. Cohen has not received compensation sufficient in amount to be considered a Named Executive Officer in fiscal 2006 and 2005, and will not receive such an amount in fiscal 2007. However, the Company has provided this disclosure for informational purposes.
As reflected in Item 8.01 of this Form 8-K, during the fiscal year ended March 31, 2006, the Company granted 155,000 stock options with a weighted average exercise price of $0.34. All of these options were granted to officers and directors of the Company. Subsequent to the grant of these options, management determined that options to purchase 99,930 shares exceeded the 375,000 shares of common stock authorized for issuance under the Company’s stock option plan. As a result, the 99,930 options were cancelled by agreement with the option holders. Following such cancellation, on June 6, 2006, the Company issued non-plan options in amounts equal to the number of options that were cancelled. The non-plan options have exercise prices equal to the closing price of the Company’s common stock as of June 6, 2006. The weighted average exercise price of the non-plan options is higher than the weighted average exercise price of the cancelled options. The amount of the original option grants in fiscal 2006, their exercise prices, the number of non-plan options issued following cancellation of the 99,930 fiscal 2006 options that exceeded the authorized shares available under the plan, and the exercise prices of the non-plan options are set forth in the table below. All options have an exercise period of 10 years from the grant date except those options granted to Messrs. Treibitz and Cohen which have exercise periods of 5 years from the grant date.

	Original Options Granted in		Original	Options Granted in	New Option
Named Executive Officer	Fiscal 2006		Exercise Price	Fiscal Year 2007	Exercise Prices
Alan Treibitz Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer	5,000	(1)	$0.539
	5,000		$0.275	5,000	$0.330
Stephanie S. Kelso, President	5,000	(2)	$.0490
	37,500	(2)	$0.360	22,430	$0.300
	5,000		$0.250	5,000	$0.300
	37,500		$0.250	37,500	$0.300
Steven H. Cohen, Chairman of the Board	5,000	(1)	$0.539
	5,000		$0.275	5,000	$0.330
Marilyn T. Heller, Director	5,000	(1)	$0.490
	5,000		$0.250	5,000	$0.300
Marvin A. Davis, Director	10,000	(3)	$0.490
	10,000		$0.250	10,000	$0.300
James E. Pacotti, Jr., Director	10,000	(3)	$0.490
	10,000		$0.250	10,000	$0.300

(1)	The noted fiscal 2006 grants to Mr. Treibitz, Mr. Cohen and Ms. Heller were within the authorized shares available for issuance under the Company’s Employee Stock Option Plan.

(2)	Fiscal 2006 grants to Ms. Kelso of 20,070 options were within the authorized shares available for issuance under the Company’s Employee Stock Option Plan, and grants in excess of that amount were not.

(3)	The noted fiscal 2006 grants to Mr. Davis and Mr. Pacotti, Jr. were within the authorized shares available for issuance under the Company’s Employee Stock Option Plan.

Item 2.03.	Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.
In June 2003, we entered into a line of credit agreement with Colorado Business Bank under which we could borrow, on a revolving basis, up to $500,000. The line of credit agreement was renewed in June 2004 and is currently due to expire on July 2, 2006. Effective September 30, 2005, we and the bank agreed to reduce the amount which can be borrowed by us under the line of credit to $250,000. Advances on the line are to be used for general corporate purposes. Interest on advances is charged at the bank’s prime rate plus 1% and interest is payable monthly. The line is collateralized by a security interest in our accounts receivable and general intangibles. The credit agreement contains certain restrictive covenants covering debt to equity ratio, and net worth. We are currently in compliance with these covenants. A copy of the credit agreement amendment effective September 30, 2005 is attached hereto as Exhibit 10.1.
We acquired production and other equipment under capital leases in fiscal 2006 and fiscal 2005 which aggregated $41,215 and $56,381 in amount, respectively. In fiscal 2007, our capital lease obligations will require payments aggregating $16,488. Copies of the capital leases are attached hereto as Exhibits 10.2 and 10.3.
In June 2003, we leased our headquarters facility in south metropolitan Denver, Colorado. We also lease office space in Chicago, Illinois and New York City, New York. The lease for the Chicago facility expires in August 2006 and the New York facility is leased on a month-to-month basis. In fiscal 2006 and 2005, the rent expense for these three facilities totaled $156,337 and $157,948. Future minimum lease payments on our headquarters lease through its expiration in fiscal 2012 total $796,856. A copy of the headquarters facility lease is attached hereto as Exhibit 10.4.

Item 7.01.  Regulation FD Disclosure.
The Company is hereby furnishing the following information:
On June 5, 2006, an individual alleging to be a stockholder of the Company, acting through counsel, threatened to file a purported class action lawsuit against the Company in connection with the proposed exchange with Silicon Mountain Memory, Incorporated (“Silicon Mountain”) and the proposed concurrent disposition of our existing litigation services support business. Those transactions are described more fully in the Form 8-K, under Items 1.01 and 9.01, which we filed with the SEC on May 10, 2006. The letter from the stockholder’s counsel is attached as Exhibit 99.1 to this Form 8-K. The Company believes that the threatened claim is without merit.
As provided in General Instruction B.2 of Form 8-K, the information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. Furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 8.01.  Other Events
As reported by the Company under Item 4, Submission of Matters to a Vote of Security Holders, in its Form 10-Q (the Company was not then a small business filer) filed with the Securities and Exchange Commission, or SEC, on November 13, 1996, at the annual meeting of stockholders held on September 16, 1996, the Company’s stockholders approved the adoption of the 1996 Employee Stock Option Plan, or the plan. Under the plan, grants of incentive and nonqualified stock options can be made by the Compensation Committee to directors and employees. The Company believes that a copy of the plan was filed with the SEC under cover of the proxy statement dated July 31, 1996. However, that proxy statement was filed with the SEC before reports from the Company appear on the SEC’s EDGAR system. Out of an abundance of caution, the Company has filed a copy of the plan for informational purposes as Exhibit 10.5 to this Form 8-K. The Company also notes that while the title of the plan contains the word “employee,” the plan specifically permits the grant of stock options to directors and employees.
On June 5, 2006, an individual alleging to be a stockholder of the Company, acting through counsel, threatened to file a purported class action lawsuit against the Company in connection with the proposed exchange with Silicon Mountain Memory, Incorporated (“Silicon Mountain”) and the proposed concurrent disposition of our existing litigation services support business. Those transactions are described more fully in the Form 8-K, under Items 1.01 and 9.01, which we filed with the SEC on May 10, 2006. The letter from the stockholder’s counsel is attached as Exhibit 99.1 to this Form 8-K. The Company believes that the threatened claim is without merit.
On or about June 9, 2006, the Company intends to amend its Form 10-QSB for the three and nine month periods ended December 31, 2005 in order to reflect that a portion of the options granted by the Company during the quarter ended December 31, 2005 (the “fiscal third quarter”) exceeded the 375,000 shares authorized for issuance under the Company’s stock option plan. During the fiscal year ended March 31, 2006, the Company granted 155,000 stock options with a weighted average exercise price of $0.34. Subsequent to the grant of these options, management determined that 99,930 of these options were in excess of the 375,000 shares of common stock authorized for issuance under the Company’s stock option plan. As a result, these options were cancelled by agreement with the option holders and reissued as non-plan options in June 2006. The weighted average exercise price for the non-plan options is higher than the weighted average exercise price of the original granted options. As the Company’s common stock is not listed or quoted on the New York Stock Exchange, the American Stock Exchange or Nasdaq, the Company is not prohibited from issuing non-plan options by the terms of any listing agreement with an exchange or automated quotation system.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.:	Description:
10.1	Amendment to Credit Agreement, effective September 30, 2005, between Z-Axis Corporation and Colorado Business Bank.

10.2	Equipment Capital Lease, dated September 26, 2004, between Z-Axis Corporation and Landmark Financial Corporation.

10.3	Equipment Capital Lease, dated September 27, 2004, between Z-Axis Corporation and Landmark Financial Corporation.

10.4	Lease, dated March 5, 2003, between Z-Axis Corporation and Co-Quadrant LLC, as predecessor to Equity Office Properties.

10.5	1996 Employee Stock Option Plan.

99.1	Letter from Stockholder’s Counsel.
This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to future payments under lease agreements to which the Company is a party, as well as future payments to Named Executive Officers and the chairman. The forward-looking statements contained herein involve risks and uncertainties that could cause actual events to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the Company’s financial position and liquidity facilitating such payments, and the threat of litigation recently made by a stockholder. The Company does not undertake an obligation to update forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Z-AXIS CORPORATION
By:	/s/ Stephanie S. Kelso
Stephanie S. Kelso
President

Date: June 9, 2006

EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Amendment to Credit Agreement, effective September 30, 2005, between Z-Axis Corporation and Colorado Business Bank.

10.2	Equipment Capital Lease, dated September 26, 2004, between Z-Axis Corporation and Landmark Financial Corporation.

10.3	Equipment Capital Lease, dated September 27, 2004, between Z-Axis Corporation and Landmark Financial Corporation.

10.4	Lease, dated March 5, 2003, between Z-Axis Corporation and Co-Quadrant LLC, as predecessor to Equity Office Properties.

10.5	1996 Employee Stock Option Plan.

99.1	Letter from Stockholder’s Counsel.